LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED AUGUST 31, 2012

TO THE SUMMARY PROSPECTUS AND THE PROSPECTUS,

EACH DATED AUGUST 1, 2012, OF

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated August 1, 2012, as supplemented on August 31, 2012, and as may be amended or further supplemented, the fund’s statement of additional information, dated August 1, 2012, as supplemented on August 31, 2012, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2011, are incorporated by reference into this Summary Prospectus.

Effective September 1, 2012, the sections of the fund’s Summary Prospectus and the fund’s Prospectus titled “Management—Portfolio managers” are deleted and replaced with the following text:

Portfolio management: Stephen A. Walsh, S. Kenneth Leech, Michael C. Buchanan, Paul Shuttleworth, Timothy J. Settel, Walter E. Kilcullen, Ian R. Edmonds and Christopher Orndorff. Messrs. Walsh, Leech and Buchanan have been part of the portfolio management team of the fund since 2006. Messrs. Shuttleworth, Settel, Kilcullen, Edmonds and Orndorff have been part of the portfolio management team of the fund since September 2012. These identified individuals work together with a broader investment management team.

Effective September 1, 2012, the section of the fund’s Prospectus titled “More on fund management—Portfolio managers” is deleted and replaced with the following text:

Portfolio management: The fund is managed by a broad team of investment professionals. The particular mix of investment professionals involved in developing and implementing investment strategies for the fund depends on the asset classes in which the fund invests. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. These individuals work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are Stephen A. Walsh, S. Kenneth Leech, Michael C. Buchanan, Paul Shuttleworth, Timothy J. Settel, Walter E. Kilcullen, Ian R. Edmonds and Christopher Orndorff. Messrs. Walsh, Leech and Buchanan have been responsible for the day-to-day management of the fund since 2006. Messrs. Shuttleworth, Settel, Kilcullen, Edmonds and Orndorff have been responsible for the day-to-day management of the fund since September 2012.

Messrs. Walsh, Leech, Buchanan, Settel, Kilcullen and Edmonds have been employed by Western Asset as investment professionals for at least the past five years. Messrs. Shuttleworth and Orndorff have been employed by Western Asset as investment professionals since 2012 and 2010, respectively. Prior to joining Western Asset, Mr. Shuttleworth was Managing Director, Head of Sterling Fixed Income at BlackRock, Inc. from 2006 to 2011 and Mr. Orndoff was Managing Principal and Executive Committee Member at Payden & Rygel for over 19 years.

The SAI provides information about the investment professionals’ compensation, other accounts managed by the investment professionals and any fund shares held by the investment professionals.

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